Exhibit 10.1

UNITED STATES OF AMERICA

DEPARTMENT OF THE TREASURY

COMPTROLLER OF THE CURRENCY

In the Matter of:	)
Flagstar Bank, FSB	)
Troy, Michigan	)

STIPULATION AND CONSENT TO THE ISSUANCE

OF A CONSENT ORDER

WHEREAS, the Comptroller of the Currency of the United States of America (“Comptroller” or “OCC”) intends to initiate cease and desist proceedings against Flagstar Bank, FSB, Troy, Michigan (“Bank”), pursuant to 12 U.S.C. § 1818(b) through the issuance of a Notice of Charges, for unsafe and unsound banking practices relating to capital, liquidity, credit risk management, loan review practices, concentrations, compliance management, and violations of law.

WHEREAS, the Bank, in the interest of compliance and cooperation, and without admitting or denying any wrongdoing, consents to the issuance of a Consent Order, dated October 23, 2012 (“Order”);

NOW THEREFORE, the Comptroller, through his authorized representative, and the Bank, through its duly elected and acting Board of Directors, hereby stipulate and agree to the following:

ARTICLE I

Jurisdiction

(1) The Bank is a Federal Savings Association examined by the Comptroller pursuant to the Home Owners’ Loan Act of 1933, as amended, 12 U.S.C. § 1461 et. seq.

(2) The Bank is a “savings association” within the meaning of 12 U.S.C. §§ 1813(b) and 1462(2). Accordingly, the Bank is an “insured depository institution” within the meaning of 12 U.S.C. §§ 1813(c) and 1818(b)(1).

(3) The Comptroller is “the appropriate Federal banking agency” regarding the Bank pursuant to 12 U.S.C. §§ 1813(q) and 1818(b).

ARTICLE II

Agreement

(1) The Bank acknowledges that said Order shall be deemed an “order issued with the consent of the depository institution” as defined in 12 U.S.C. § 1818(h)(2), and consents and acknowledges that said Order shall become effective upon its issuance and shall be fully enforceable by the Comptroller under the provisions of 12 U.S.C. § 1818(i). Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the Comptroller may enforce any of the commitments or obligations herein undertaken by the Bank under his supervisory powers, including 12 U.S.C. § 1818(i), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the Comptroller has any intention to enter into a contract.

(2) The Bank also expressly acknowledges that no officer or employee of the Comptroller has statutory or other authority to bind the United States, the U.S. Treasury Department, the Comptroller, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the Comptroller’s exercise of his supervisory responsibilities.

ARTICLE III

Waivers

(1) The Bank, by signing this Stipulation and Consent, hereby waives:

(a)	the issuance of a Notice of Charges pursuant to 12 U.S.C. § 1818(b);

(b)	any and all procedural rights available in connection with the issuance of the Order;

(c)	all rights to a hearing and a final agency decision pursuant to 12 U.S.C. § 1818(i) and 12 C.F.R. Part 109;

(d)	all rights to seek any type of administrative or judicial review of the Order; and

(e)	any and all rights to challenge or contest the validity of the Order.

ARTICLE IV

Other Action

(1) The Bank agrees that the provisions of this Stipulation and Consent shall not inhibit, estop, bar, or otherwise prevent the Comptroller from taking any other action affecting the Bank if, at any time, it deems it appropriate to do so to fulfill the responsibilities placed upon it by the several laws of the United States of America.

IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his representative, has hereunto set his hand on behalf of the Comptroller.

/s/ William D. Haas	October 23, 2012
William D. Haas	Date
Deputy Comptroller
Midsize Bank Supervision

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

/s/ Joseph Campanelli	October 10, 2012
Joseph Campanelli	Date

/s/ Walter Carter	October 10, 2012
Walter Carter	Date

/s/ Gregory Eng	October 10, 2012
Gregory Eng	Date

/s/ Jay Hansen	October 10, 2012
Jay Hansen	Date

/s/ David Matlin	October 10, 2012
David Matlin	Date

/s/ James Ovenden	October 10, 2012
James Ovenden	Date

/s/ Peter Schoels	October 10, 2012
Peter Schoels	Date

/s/ Michael Shonka	October 10, 2012
Michael Shonka	Date

/s/ David Treadwell	October 10, 2012
David Treadwell	Date